SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	January 21, 2004

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

P.O. Box 245008, Milwaukee, Wisconsin 53224-9508
(Address of principal executive offices, including zip code)

(414) 359-4000
(Registrant’s telephone number)

Item 7. Financial Statements and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits. The following exhibit is being filed herewith:

(99)     News Release of A. O. Smith Corporation, dated January 21, 2004.

Item 12. Results of Operations and Financial Condition

On January 21, 2004, A. O. Smith Corporation (“the Company”) issued a news release announcing the Company’s 2003 earnings and adjusts the 2004 forecast. A copy of the Company’s news release is attached as Exhibit 99 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: January 21, 2004	By: /s/ Kenneth W. Krueger
Kenneth W. Krueger
Senior Vice President and
Chief Financial Officer

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated January 21, 2004.

Exhibit
Number	Description
99	News Release of A. O. Smith Corporation, dated January 21, 2004.